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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.3
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2004 - April 30, 2005

ITEM 1.   REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2005

Classes A, B, C, I and O

Global Equity Fund

•  ING Global Science and Technology Fund

International Equity Fund

•  ING International Growth Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. I would like to draw your attention to some additional information you will now see in the reports due, in part, to these new requirements:

•     You will see a new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate for you the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•     In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•     Each fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy President ING Funds May 23, 2005

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2005

For the six month period ended April 30, 2005, global equities returned 5.7%, according to the Morgan Stanley Capital International (“MSCI”) World Index(1) in dollars, including net reinvested dividends. In currencies, the dollar weakened against all major currencies, but was rebounding in the later stages of the period. The U.S. currency slipped 0.6% against the euro, 1.0% against the yen and a more substantial 3.75% against the pound.

Interest rate issues were never far from the minds of investors in all markets. Commentators on investment grade U.S. fixed income securities were confounded by the flattening of the Treasury yield curve. Four times during the half year the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate by 0.25% to 2.75%, making seven increases since last June. More increases to come were signaled. Yet the yield on the ten-year Treasury continued to fall into February, with a disappointing jobs report as catalyst. On February 9, the ten-year Treasury yield reached its low point of 3.98%. Even Chairman Greenspan confessed his own bafflement at this “conundrum”, unnerving many investors with his apparent displeasure. This and other shocks sent ten-year Treasury yields back up to their semi-annual peak of 4.62% on March 28, but it was short lived. In the weeks that followed, evidence of slowing activity and firming inflation mounted. Barely two months after Greenspan’s “conundrum” speech, the conundrum was back. For the half-year the yield on 10-year Treasury Notes rose just 0.017% to 4.20%, while yeilds on 13-week Treasury Bills soared 0.097% to 2.84%, reflecting FOMC action. The return on the broader Lehman Brothers Aggregate Bond Index(2) was 0.98%. In such an environment high yield bonds could not be expected to thrive. The Lehman Brothers High Yield Bond Index(3) barely broke even, returning 0.08%.

The U.S. equities market in the form of the Standard & Poor’s (“S&P”) 500 Index(4), added 3.3% including dividends. At this point the market was trading at a price to earnings (“P/E”) level of about 151/2 times earnings for the current fiscal year. The market advanced strongly in the last two months of 2004, powered by the clear presidential result, retreating oil prices after the October record and a bullish November employment report. By January, this was being seen as overly optimistic and stocks fell back. But encouraging elections in Iraq and an upsurge in merger and acquisition activity somewhat relieved the gloom. This was followed through in February as fourth quarter 2004 corporate earnings showed average growth above 20%. A better than expected employment report on March 4th propelled the S&P 500 Index to its best close of the half year the next day. But the sell off from this high to the end of April was swift as fears of slowing growth, rising inflation, and slumping consumer confidence sent the market to its 2004 low point in mid-April.

Japan equities firmed 4.8% in dollars, based on the MSCI Japan Index(5) plus net dividends and were trading on average at about 16.2 times current fiscal year earnings. The headline of the half-year was undoubtedly that Japan was in recession again for the fourth time in 13 years, with Gross Domestic Product (“GDP”) falling in the middle two quarters of 2004. This, plus the worst deflation figure in 20 months, slumping consumer spending and industrial production undermined confidence. The International Monetary Fund downgraded Japan’s forecast GDP growth to just 0.8% for 2005. In addition, investors were rattled by political tension with China, now Japan’s largest trading partner. Some hopeful signs, however, powered the market higher. While GDP fell, it was still 2.6% higher in 2004 than in 2003. Market valuations are comparable to the U.S. and earnings may grow faster. In short, downbeat economic headlines may not rule out opportunities at the company level.

European ex UK markets jumped 9.2% in dollars during the reporting period, according to the MSCI Europe ex UK Index(6) in dollars including net dividends, repeatedly breaching levels last seen in mid-2002, before drifting down at the end. Markets in this region were trading on average at about 12.6 times earnings for the current fiscal year. As in Japan, the main economic news was disappointing. The number of people unemployed in Germany reached about five million and in France the rate matched an all time high of 10.1%. Eurozone GDP only rose by 0.2% in the last quarter of 2004. This and surging oil prices weighed on business and consumer confidence. However (as in Japan), prospects look better at the company level. The strong euro has forced corporations to become more profitable. European markets currently offer earnings growth similar to the U.S., but at a discount.

The UK market gained 10.3% in dollars, based on the MSCI UK Index(7) including net dividends. Like the rest of Europe, the UK market repeatedly reached the highest levels since mid-2002. Unlike the rest of Europe, the economy has been growing quite well,

MARKET PERSPECTIVE: SIX MONTHS ENDED APRIL 30, 2005

3.1% in 2004, with very low unemployment at 4.8%. The main task for the monetary authorities has been to cool booming housing prices and consumer demand. Five interest rate increases to 4.75% seem to have worked. A major mortgage lender announced in March that house prices had registered their biggest monthly drop in nearly ten years. By April, manufacturing production and retail sales were slipping, factory orders plunged to a two-year low and first quarter GDP growth slowed to 0.6%. The cycle of interest rate increases in the UK may now be at its end.

(1) The MSCI World Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government Securities, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation *

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -9.8% of net assets and 15.1% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING Global Science and Technology Fund (the “Fund”) seeks long-term capital appreciation. The Fund is team managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager and Erin Xie, PhD, Director and Portfolio Manager, BlackRock Advisors, Inc. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of -3.46% compared to 3.28%, -1.39% and -5.57% for the Standard & Poor’s (“S&P”) 500 Index(4), the Pacific Stock Exchange (“PSE”) Technology Index(6) and the Goldman Sachs Technology Industry Composite Index(7) for the same period, respectively.

Portfolio Specifics: Throughout the period, market participants became increasingly concerned about companies’ ability to meet and exceed earnings estimates. While inventory levels in the channel appeared well controlled, inventory levels rose significantly on company balance sheets. These concerns led to significant underperformance for information technology shares during the period as valuations were readjusted to reflect the diminished expectations. The group was down over 4% in the period. Healthcare outperformed technology on a relative basis, but was also under pressure during the period due to weakness in healthcare equipment and biotechnology stocks in the calendar first quarter of 2005.

During the period, the Fund was underweight information technology and industrials and overweight healthcare and telecomm services. A significant contributor to the relative underperformance was the underweight in industrials. The PSE Technology Index’s holdings primarily consist of defense and aerospace suppliers such as Goodrich Corp. and Lockheed Martin Corp., which offer good earnings visibility and stable near term business models, particularly relative to information technology. Many investors rotated into this group for its defensive characteristics, making it the best performing segment in the index with a gain of over 16% in the period. The Fund’s underweights in Apple Computer, Inc. and software maker Autodesk, Inc., both of which performed well, also contributed to the underperformance in the period, as did the Fund’s exposure to small cap biotechnology companies, such as Corgentech, Inc. and Dyax Corp.

The Fund’s positions in wireless telecommunication services, semiconductors and internet services contributed to performance in the period. Within wireless telecom, strong stock selection and an overweight position generated the positive attribution. The semiconductor sub-industry benefited from a position in Samsung Electronics Co., Ltd., Taiwan Semiconductor Manufacturing Co., Ltd. and Broadcom Corp. Positions in iVillage, Inc. within internet services also had a positive impact on relative performance as investors became enthusiastic about the potential impact of a new website and strengthening fundamentals in Internet advertising.

Current Strategy and Outlook: While the global economic expansion has slowed somewhat, the overall rate of global growth remains solid. Healthy economic growth is critical to technology companies with high inventory levels on their balance sheets. Earnings estimates have been reset for many of these companies and we believe valuations have become more reasonable. With solid economic growth and more reasonable expectations, the underweight in information technology is being reduced and the overweight in healthcare is being reduced to more of a neutral position. The current healthcare allocation favors products and services companies over biotechnology. The Fund is likely to remain underweight biotechnology, particularly with respect to the smaller cap names, until investors regain confidence in the group. The industrial weight has been increased as solid economic growth should continue to fuel strong demand for global travel and continue to drive the need for additional capacity.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Semiconductors	15.6%
Software	14.5%
Telecommunications	13.1%
Computers	11.1%
Pharmaceuticals	7.8%
Internet	6.6%
Healthcare-Products	5.7%
Biotechnology	5.7%
Aerospace/Defense	4.1%
Electronics	3.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Year	Since Inception of Class A, B, C and I March 1, 2000	Since Inception of Class O August 6, 2001
Including Sales Charge:
Class A(1)	(7.95)%	(21.68)%	(20.00)%	—
Class B(2)	(7.86)%	(21.67)%	(19.85)%	—
Class C(3)	(4.00)%	(21.45)%	(19.79)%	—
Class I	(2.02)%	(20.57)%	(18.89)%	—
Class O	(2.33)%	—	—	(9.83)%
Excluding Sales Charge:
Class A	(2.33)%	(20.75)%	(19.08)%	—
Class B	(3.01)%	(21.36)%	(19.69)%	—
Class C	(3.03)%	(21.45)%	(19.79)%	—
Class I	(2.02)%	(20.57)%	(18.89)%	—
Class O	(2.33)%	—	—	(9.83)%
S&P 500 Index(4)	6.34%	(2.94)%	(1.66)%	0.47	%(5)
PSE Technology Index(6)	2.61%	(8.18)%	(8.53)%	0.81	%(5)
Goldman Sachs Technology Industry Composite Index(7)	(4.31)%	(19.18)%	(19.36)%	(7.05	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the Index or indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from August 1, 2001.

(6) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.

(7) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

ING INTERNATIONAL GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation *

as of April 30, 2005

(as a percent of net assets)

* Excludes other assets and liabilities of -0.7% of net assets and 1.6% of net assets for short-term investments related to securities lending.

Portfolio holdings are subject to change daily.

The ING International Growth Fund (the “Fund”) seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income. The Fund is managed by a team of equity investment specialists led by Martin Jansen and Carl Ghielen, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended April 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.03% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index(4), which returned 8.95% for the same period.

Portfolio Specifics: In the final months of 2004 and the beginning of the Fund’s fiscal year, cyclically sensitive and value stocks continued to be relatively strong. Thus far in 2005, mounting concerns over continued economic growth prospects and the sustained high price of oil have been reflected in a move to higher quality stocks and defensive sectors. This shift is starting to benefit our Growth at a Reasonable Price (“GARP”) philosophy, with its modest accent on quality and sustainable growth.

Excluding the cost of residual cash holdings in a rising market, our regional allocation added no value during the reporting period. Our modest overweight of the relatively weak Japanese market and our underweight of the Developed Asia ex-Japan, which performed well, detracted from performance, while our allocation to select emerging markets stocks proved beneficial. Excluding cash, the sector strategy result was flat. Underweighting the relatively weak information technology and consumer discretionary sectors contributed positively, while an overweight in telecommunication services and an underweight in consumer staples, the best performing sector, were negative factors. Within sectors, stock selection was marginally positive. Notable individual contributions in the financial and telecommunication services sectors were beneficial to results, while selection in the information technology and consumer discretionary sectors proved to be disappointing.

At the security level, significant positive contributions came from Mitsui Trust Holdings and Mizuho Financial Group, both recapitalized Japanese banks with steadily improving balance sheets. UK-based Shell Transport and Trading Co. PLC also added value in a strong energy sector, as did Swedish insurer Forsa Krings AB and Danish telecom operator TDC A/S. Detracting most from performance was lack of exposure to GlaxoSmithKline PLC ADR, a British drug company with an unexpectedly positive flow of news. Finnish technology services provider TietoEnator Oyj and British bank HBOS PLC were among the other negative contributors.

Outlook and Current Strategy: The deceleration in international economic growth is starting to be reflected in reduced earnings growth rate estimates for 2005. We believe that continued productivity induced growth in both Europe and Japan should, however, ensure that earnings growth will remain positive. The pressure on inflation and interest rates may be relatively contained as a result of this deceleration, suggesting that current valuations are reasonable.

The market is starting to rotate into more defensive sectors and stocks with a relatively high and visible growth profile. Our analysis indicates that these stocks are still commanding almost no premium compared to the market and their more cyclically sensitive peers, and our portfolio is positioned accordingly. We are overweight continental Europe and underweight the United Kingdom, and maintain a market weight in Japan and a modest allocation to selected emerging markets opportunities. The Fund is currently underweight the consumer sectors and materials and overweight the energy and telecommunication services.

Top Ten Industries
as of April 30, 2005
(as a percent of net assets)

Banks	18.1%
Oil and Gas	9.4%
Telecommunications	8.9%
Pharmaceuticals	8.0%
Insurance	5.2%
Electric	4.2%
Transportation	2.8%
Diversified Financial Services	2.5%
Retail	2.3%
Electrical Component and Equipment	2.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL GROWTH FUND

Average Annual Total Returns for the Periods Ended April 30, 2005

	1 Year	5 Years	10 Years	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O August 1, 2001
Including Sales Charge:
Class A(1)	5.97%	(10.93)%	4.30%	—	—		—
Class B(2)	6.59%	(10.78)%	—	(2.05)%	—		—
Class C(3)	10.46%	(10.50)%	—	—	(2.37)%		—
Class I	12.49%	(9.63)%	5.34%	—	—		—
Class O	12.39%	—	—	—	—		(0.85)%
Excluding Sales Charge:
Class A	12.43%	(9.87)%	4.92%	—	—		—
Class B	11.59%	(10.47)%	—	(2.05)%	—		—
Class C	11.46%	(10.50)%	—	—	(2.37)%		—
Class I	12.49%	(9.63)%	5.34%	—	—		—
Class O	12.39%	—	—	—	—		(0.85)%
MSCI EAFE Index(4)	15.42%	(0.19)%	5.10%	3.36%	3.17	%(5)	7.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING International Growth Fund against the Index or indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown in the table both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect that the Fund’s Investment Manager may have waived or recouped fees and expenses otherwise payable by the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5) Since inception performance for the index is shown from July 1, 1998.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2004 to April 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$ 1,000.00	$ 965.40	1.75%	$ 8.53
Class B	1,000.00	964.10	2.50	12.17
Class C	1,000.00	961.00	2.50	12.16
Class I	1,000.00	965.80	1.50	7.31
Class O	1,000.00	962.60	1.75	8.52
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,016.12	1.75%	$ 8.75
Class B	1,000.00	1,012.40	2.50	12.47
Class C	1,000.00	1,012.40	2.50	12.47
Class I	1,000.00	1,017.36	1.50	7.50
Class O	1,000.00	1,016.12	1.75	8.75

*  Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

ING International Growth Fund	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2005*
Actual Fund Return
Class A	$ 1,000.00	$ 1,080.30	1.60%	$ 8.25
Class B	1,000.00	1,075.90	2.35	12.10
Class C	1,000.00	1,076.10	2.35	12.10
Class I	1,000.00	1,081.20	1.35	6.97
Class O	1,000.00	1,080.00	1.60	8.25
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,016.86	1.60%	$ 8.00
Class B	1,000.00	1,013.14	2.35	11.73
Class C	1,000.00	1,013.14	2.35	11.73
Class I	1,000.00	1,018.10	1.35	6.76
Class O	1,000.00	1,016.86	1.60	8.00

*  Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED)

	ING Global Science and Technology Fund	ING International Growth Fund
ASSETS:
Investments in securities at value+*	$61,780,067	$64,888,485
Short-term investments at amortized cost	9,835,375	1,099,265
Repurchase agreement	—	3,628,000
Cash	3,535,344	127,935
Foreign currencies at value**	384,035	143,524
Receivables:
Investment securities sold	232,369	751,516
Fund shares sold	—	1,350
Dividends and interest	35,585	357,681
Variation margin	—	4,519
Unrealized appreciation on foreign currency contracts	1,021	—
Prepaid expenses	36,683	33,644
Reimbursement due from manager	14,100	5,025
Total assets	75,854,579	71,040,944
LIABILITIES:
Payable for investment securities purchased	554,825	605,921
Payable upon receipt of securities loaned	9,835,375	1,099,265
Payable for fund shares redeemed	22,227	27,944
Payable to affiliates	82,339	67,964
Payable for director fees	40,665	2,823
Other accrued expenses and liabilities	95,437	133,031
Total liabilities	10,630,868	1,936,948
NET ASSETS	$65,223,711	$69,103,996
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$201,200,604	$120,517,931
Undistributed net investment income (accumulated net investment loss)	(396,378)	456,153
Accumulated net realized loss on investments, foreign currency related transactions and futures	(139,443,670)	(56,718,069)
Net unrealized appreciation on investments, foreign currency related transactions and futures	3,863,155	4,847,981
NET ASSETS	$65,223,711	$69,103,996

+	Including securities loaned at value	$9,642,302	$1,067,956
*	Cost of investments in securities	$57,911,274	$60,035,412
**	Cost of foreign currencies	$389,084	$143,959

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

	ING Global Science and Technology Fund	ING International Growth Fund
Class A:
Net assets	$29,693,036	$31,738,151
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	8,872,915	3,985,962
Net asset value and redemption price per share	$3.35	$7.96
Maximum offering price per share (5.75%)(1)	$3.55	$8.45

Class B:
Net assets	$11,338,112	$2,697,781
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	3,525,717	345,978
Net asset value and redemption price per share(2)	$3.22	$7.80
Maximum offering price per share	$3.22	$7.80

Class C:
Net assets	$3,233,221	$1,457,135
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	1,011,313	187,201
Net asset value and redemption price per share(2)	$3.20	$7.78
Maximum offering price per share	$3.20	$7.78

Class I:
Net assets	$8,428,103	$9,012,338
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	2,484,139	1,124,530
Net asset value and redemption price per share(2)	$3.39	$8.01
Maximum offering price per share	$3.39	$8.01

Class O:
Net assets	$12,531,239	$24,198,591
Shares authorized	100,000,000	200,000,000
Par value	$0.001	$0.001
Shares outstanding	3,735,436	3,039,134
Net asset value and redemption price per share(2)	$3.35	$7.96
Maximum offering price per share	$3.35	$7.96

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2005 (UNAUDITED)

	ING Global Science and Technology Fund	ING International Growth Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$247,677	$911,801
Interest	13,316	75,352
Securities lending income	13,979	3,577
Total investment income	274,972	990,730
EXPENSES:
Investment management fees	370,781	278,219
Distribution and service fees:
Class A	40,546	41,834
Class B	64,827	11,921
Class C	18,457	7,512
Class O	15,610	24,040
Transfer agent fees	129,719	61,057
Administrative service fees	28,250	26,185
Shareholder reporting expense	28,649	40,776
Registration fees	38,932	32,707
Professional fees	10,690	11,400
Custody and accounting expense	7,505	18,471
Director fees	2,353	2,534
Miscellaneous expense	3,233	3,759
Total expenses	759,552	560,415
Net waived and reimbursed fees	(90,913)	(34,078)
Net expenses	668,639	526,337
Net investment income (loss)	(393,667)	464,393

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	(1,803,875)	3,578,065
Foreign currency related transactions	30,323	45,041
Futures	—	(7,638)
Net realized gain (loss) on investments, foreign currency related transactions and futures	(1,773,552)	3,615,468
Net change in unrealized appreciation or depreciation on:
Investments	(99,286)	538,890
Foreign currency related transactions	(17,814)	4,547
Futures	—	(20,296)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(117,100)	523,141
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and futures	(1,890,652)	4,138,609
Increase (decrease) in net assets resulting from operations	$(2,284,319)	$4,603,002

* Foreign taxes	$3,959	$119,493

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Science and Technology Fund			ING International Growth Fund
	Six Months Ended April 30, 2005	Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$(393,667)	$(492,444)	$(1,308,931)	$464,393	$350,785
Net realized gain (loss) on investments, foreign currency related transactions and futures	(1,773,552)	(5,330,440)	7,106,928	3,615,468	11,405,541
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(117,100)	2,513,271	3,617,582	523,141	(3,143,658)
Net increase (decrease) in net assets resulting from operations	(2,284,319)	(3,309,613)	9,415,579	4,603,002	8,612,668
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(193,712)	(397,940)
Class B	—	—	—	—	(11,014)
Class C	—	—	—	—	(7,561)
Class I	—	—	—	(72,364)	(259,142)
Class O	—	—	—	(103,582)	(65,291)
Total distributions	—	—	—	(369,658)	(740,948)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,389,014	7,132,369	37,422,914	19,936,343	34,716,915
Dividends reinvested	—	—	—	357,808	726,046
	12,389,014	7,132,369	37,422,914	20,294,151	35,442,961
Cost of shares redeemed	(15,937,058)	(9,446,927)	(25,798,751)	(14,284,900)	(50,073,912)
Net increase (decrease) in net assets resulting from capital share transactions	(3,548,044)	(2,314,558)	11,624,163	6,009,251	(14,630,951)
Net increase (decrease) in net assets	(5,832,363)	(5,624,171)	21,039,742	10,242,595	(6,759,231)
NET ASSETS:
Beginning of period	71,056,074	76,680,245	55,640,503	58,861,401	65,620,632
End of period	$65,223,711	$71,056,074	$76,680,245	$69,103,996	$58,861,401
Undistributed net investment income (accumulated net investment loss) at end of period	$(396,378)	$(2,711)	$(10,979)	$456,153	$361,418

(1)  The Fund Changed its fiscal year end from May 31 to October 31.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2005	2004(1)	2004	2003	2002(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$3.47	3.61	3.07	3.82	3.88	8.56	10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.02)	(0.06)	(0.02)	(0.04)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	$(0.10)	(0.12)	0.60	(0.73)	(0.02)	(4.63)	(1.38)
Total from investment operations	$(0.12)	(0.14)	0.54	(0.75)	(0.06)	(4.68)	(1.44)
Net asset value, end of period	$3.35	3.47	3.61	3.07	3.82	3.88	8.56
Total Return(4)%	(3.46)	(3.88)	17.59	(19.63)	(1.55)	(54.67)	(14.40)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$29,693	32,782	35,601	29,539	10,341	7,425	7,569
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	1.75	1.75	1.82	1.75	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(5)%	2.01	2.04	2.25	3.03	2.60	2.61	2.73
Net investment loss after expense reimbursement(5)(6)%	(0.97)	(1.53)	(1.63)	(1.48)	(1.68)	(1.36)	(1.34)
Portfolio turnover rate %	65	48	121	28	59	175	124

	Class B
	Six Months Ended April 30,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2005	2004(1)	2004	2003	2002(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$3.34	3.50	3.00	3.75	3.84	8.52	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)	(0.09)	(0.01)	(0.06)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	$(0.09)	(0.13)	0.59	(0.74)	(0.03)	(4.57)	(1.40)
Total from investment operations	$(0.12)	(0.16)	0.50	(0.75)	(0.09)	(4.68)	(1.48)
Net asset value, end of period	$3.22	3.34	3.50	3.00	3.75	3.84	8.52
Total Return(4)%	(3.59)	(4.57)	16.67	(20.00)	(2.34)	(54.93)	(14.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,338	13,632	15,452	14,311	1,194	1,224	2,329
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	2.50	2.50	2.57	2.50	2.50	2.50	2.50
Gross expenses prior to expense reimbursement(5)%	2.76	2.79	3.00	3.78	3.35	3.36	3.48
Net investment loss after expense reimbursement(5)(6)%	(1.70)	(2.27)	(2.38)	(2.19)	(2.42)	(2.11)	(2.09)
Portfolio turnover rate %	65	48	121	28	59	175	124

(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2005	2004(1)	2004	2003	2002(2)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$3.33	3.48	2.97	3.76	3.84	8.52	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.03)	(0.09)	(0.01)	(0.07)	(0.17)	(0.07)
Net realized and unrealized gain (loss) on investments	$(0.10)	(0.12)	0.60	(0.78)	(0.01)	(4.51)	(1.41)
Total from investment operations	$(0.13)	(0.15)	0.51	(0.79)	(0.08)	(4.68)	(1.48)
Net asset value, end of period	$3.20	3.33	3.48	2.97	3.76	3.84	8.52
Total Return(4)%	(3.90)	(4.31)	17.17	(21.01)	(2.08)	(54.93)	(14.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,233	3,924	4,656	4,641	642	760	3,307
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	2.50	2.50	2.57	2.50	2.50	2.50	2.50
Gross expenses prior to expense reimbursement(5)%	2.76	2.79	3.00	3.78	3.35	3.36	3.48
Net investment loss after expense reimbursement(5)(6)%	(1.70)	(2.27)	(2.38)	(2.22)	(2.42)	(2.11)	(2.09)
Portfolio turnover rate %	65	48	121	28	59	175	124

	Class I
	Six Months Ended April 30,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	Year Ended October 31,	March 1, 2000(3) to October 31,
	2005	2004(1)	2004	2003	2002(2)	2001	2000
Per share Operating Performance:
Net asset value, beginning of period	$3.51	3.65	3.09	3.84	3.90	8.58	10.00
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.02)	(0.05)	(0.01)	(0.04)	(0.06)	(0.14)
Net realized and unrealized gain (loss) on investments	$(0.11)	(0.12)	0.61	(0.74)	(0.02)	(4.62)	(1.28)
Total from investment operations	$(0.12)	(0.14)	0.56	(0.75)	(0.06)	(4.68)	(1.42)
Net asset value, end of period	$3.39	3.51	3.65	3.09	3.84	3.90	8.58
Total Return(4)%	(3.42)	(3.84)	18.12	(19.53)	(1.54)	(54.55)	(14.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,428	8,911	9,463	5,215	775	839	1,569
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	1.50	1.50	1.57	1.50	1.50	1.50	1.50
Gross expenses prior to expense reimbursement(5)%	1.76	1.79	2.00	2.78	2.35	2.36	2.48
Net investment loss after expense reimbursement(5)(6)%	(0.72)	(1.28)	(1.38)	(1.22)	(1.42)	(1.11)	(1.09)
Portfolio turnover rate %	65	48	121	28	59	175	124

(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended April 30,	Five Months Ended October 31,	Year Ended May 31,		Seven Months Ended May 31,	August 6 2001(3) to October 31,
	2005	2004(1)	2004	2003	2002(2)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$3.48	3.62	3.08	3.83	3.90	4.93
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.02)	(0.04)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$(0.11)	(0.12)	0.58	(0.72)	(0.05)	(1.01)
Total from investment operations	$(0.13)	(0.14)	0.54	(0.75)	(0.07)	(1.03)
Net asset value, end of period	$3.35	3.48	3.62	3.08	3.83	3.90
Total Return(4)%	(3.74)	(3.87)	17.53	(19.58)	(1.80)	(20.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,531	11,808	11,509	1,935	610	30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	1.75	1.75	1.80	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(5)%	2.01	2.04	2.23	3.04	2.60	2.61
Net investment loss after expense reimbursement(5)(6)%	(0.99)	(1.53)	(1.61)	(1.48)	(1.73)	(1.36)
Portfolio turnover rate %	65	48	121	28	59	175

(1)  The Fund changed its fiscal year end to October 31.

(2)  The Fund changed its fiscal year end to May 31.

(3)  Commencement of operations.

(4)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annalized.

(5)  Annualized for periods less than one year.

(6)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$7.41	6.55	5.42	7.27	13.50	13.74
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.04	0.04	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	$0.53	0.89	1.10	(1.84)	(4.15)	1.39
Total from investment operations	$0.59	0.93	1.14	(1.85)	(4.19)	1.33
Less distributions from:
Net investment income	$0.04	0.07	0.01	—	—	—
Net realized gain on investments	$—	—	—	—	2.04	1.57
Total distributions	$0.04	0.07	0.01	—	2.04	1.57
Net asset value, end of period	$7.96	7.41	6.55	5.42	7.27	13.50
Total Return(2)%	8.03	14.40	20.96	(25.45)	(35.60)	8.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,738	33,333	37,452	36,737	52,392	83,245
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.60	1.60	1.60	1.61	1.60	1.49
Gross expenses prior to expense reimbursement %	1.70	1.83	2.04	1.83	1.60	1.49
Net investment income (loss) after expense reimbursement(3)%	1.31	0.47	0.61	(0.19)	(0.39)	(0.55)
Portfolio turnover rate %	51	144	102	299	222	182

	Class B
	Six Months Ended April 30,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$7.25	6.42	5.34	7.22	13.42	13.69
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.02)	(0.01)	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.53	0.90	1.09	(1.82)	(4.13)	1.29
Total from investment operations	$0.55	0.88	1.08	(1.88)	(4.23)	1.24
Less distributions from:
Net investment income	$—	0.05	—	—	—	—
Net realized gain on investments	$—	—	—	—	1.97	1.51
Total distributions	$—	0.05	—	—	1.97	1.51
Net asset value, end of period	$7.80	7.25	6.42	5.34	7.22	13.42
Total Return(2)%	7.59	13.74	20.22	(26.04)	(36.10)	8.15

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,698	2,102	1,515	829	1,069	1,617
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35	2.35	2.35	2.36	2.35	2.24
Gross expenses prior to expense reimbursement %	2.45	2.58	2.79	2.59	2.35	2.24
Net investment income (loss) after expense reimbursement(3)%	0.74	(0.27)	(0.20)	(0.91)	(1.14)	(1.30)
Portfolio turnover rate %	51	144	102	299	222	182

(1)  Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$7.23	6.40	5.33	7.19	13.39	13.68
Income (loss) from investment operations:
Net investment income (loss)	$0.03	(0.02)	(0.01)	(0.21)	(0.17)	(0.05)
Net realized and unrealized gain (loss) on investments	$0.52	0.89	1.08	(1.65)	(4.06)	1.27
Total from investment operations	$0.55	0.87	1.07	(1.86)	(4.23)	1.22
Less distributions from:
Net investment income	$—	0.04	—	—	—	—
Net realized gain on investments	$—	—	—	—	1.97	1.51
Total distributions	$—	0.04	—	—	1.97	1.51
Net asset value, end of period	$7.78	7.23	6.40	5.33	7.19	13.39
Total Return(2)%	7.61	13.63	20.08	(25.87)	(36.08)	7.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,457	1,419	1,310	905	2,557	8,187
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	2.35	2.35	2.35	2.36	2.35	2.24
Gross expenses prior to expense reimbursement %	2.45	2.58	2.79	2.57	2.35	2.24
Net investment income (loss) after expense reimbursement(3)%	0.61	(0.29)	(0.17)	(1.03)	(1.14)	(1.30)
Portfolio turnover rate %	51	144	102	299	222	182

	Class I
	Six Months Ended April 30,	Year Ended October 31,
	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$7.47	6.60	5.46	7.32	13.57	13.78
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.09	0.05	0.00 *†	(0.01)	(0.09)
Net realized and unrealized gain (loss) on investments	$0.54	0.87	1.11	(1.86)*	(4.17)	1.47
Total from investment operations	$0.60	0.96	1.16	(1.86)	(4.18)	1.38
Less distributions from:
Net investment income	$0.06	0.09	0.02	—	—	—
Net realized gain on investments	$—	—	—	—	2.07	1.59
Total distributions	$0.06	0.09	0.02	—	2.07	1.59
Net asset value, end of period	$8.01	7.47	6.60	5.46	7.32	13.57
Total Return(2)%	8.12	14.76	21.31	(25.41)	(35.47)	9.16

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,012	8,028	20,797	17,098	27,777	46,655
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.35	1.35	1.35	1.36	1.35	1.24
Gross expenses prior to expense reimbursement %	1.45	1.58	1.79	1.58	1.35	1.24
Net investment income (loss) after expense reimbursement(3)%	1.60	0.84	0.89	0.04	(0.14)	(0.30)
Portfolio turnover rate %	51	144	102	299	222	182

(1)  Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period.

†  Amount represents less than $0.01 per share.

See Accompanying Notes to Financial Statements.

ING INTERNATIONAL GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

	Class O
	Six Months Ended April 30,	Year Ended October 31,			August 1, 2001(2) to Oct. 31,
	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.42	6.57	5.45	7.28	8.41
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.05	0.02	0.01 *	(0.01)
Net realized and unrealized gain (loss) on investments	$0.54	0.89	1.11	(1.84)*	(1.12)
Total from investment operations	$0.59	0.94	1.13	(1.83)	(1.13)
Less distributions from:
Net investment income	$0.05	0.09	0.01	—	—
Total distributions	$0.05	0.09	0.01	—	—
Net asset value, end of period	$7.96	7.42	6.57	5.45	7.28
Total Return(3)%	8.00	14.50	20.87	(25.14)	(13.44)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,199	13,981	4,546	854	18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.60	1.60	1.60	1.61	1.60
Gross expenses prior to expense reimbursement(4)%	1.70	1.83	2.04	1.98	1.60
Net investment income (loss) after expense reimbursement(4)(5)%	1.66	0.59	0.43	0.17	(0.39)
Portfolio turnover rate %	51	144	102	299	222

(1)  Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund, concurrently ING Investment Management, Co. was appointed as Sub-Adviser.

(2)  Commencement of operations.

(3)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4)  Annualized for periods less than one year.

(5)  The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are nineteen separate investment series, which comprise the ING Series Fund, Inc. The ING Global Science and Technology Fund (“Global Science and Technology”) and the ING International Growth Fund (“International Growth”) are two series of that company included in this report.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments”), serves as the Investment Manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”), to serve as the Sub-Adviser to the International Growth Fund. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that a Fund’s net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. Research

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. The Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. The Funds pay dividends and capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. The Funds have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

secondary market or from the inability of counterparties to meet the terms of the contract.

K.            Illiquid and Restricted Securities. The Funds may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Funds may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.              Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Science and Technology	$43,989,417	$48,867,907
International Growth	34,789,597	32,184,429

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have entered into Investment Management Agreements with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of the Funds, at the following annual rates:

For Global Science and Technology — 1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion; and International Growth — 0.850% for the first $250 million; 0.800% on next $250 million; 0.775% on next $250 million; 0.750% on next $1.25 billion and 0.700% in excess of $2 billion.

BlackRock Advisors, Inc. (“BlackRock”), a Delaware Corporation, serves as Sub-Adviser to the Global Science and Technology Fund pursuant to a Sub-Advisory Agreement between the Investment Manager and BlackRock.

ING IM serves as Sub-Adviser to the International Growth Fund. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments, LLC has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep, under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the International Growth Fund that purchased their shares through ILIAC. In exchange for these services, ING Investments, LLC pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended April 30, 2005, ING Investments, LLC paid ILIAC $53,462 and $18,863 for Class A and Class I, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares. For the six months ended April 30, 2005, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares
Initial Sales Charges	$2,126	N/A	N/A
Contingent Deferred Sales Charges	$ —	$—	$91

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
Global Science and Technology	$57,014	$4,344	$20,981	$82,339
International Growth	48,451	4,561	14,952	67,964

At April 30, 2005, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 32.29% and 31.21% of the Global Science and Technology Fund and the International Growth Fund, respectively. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 6.81% of the Global Science and Technology Fund. Investment activities of this shareholder could have a material impact on the Funds.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager has voluntarily entered into written Expense Limitation Agreements with the Funds to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Global Science and Technology	1.75%	2.50%	2.50%	1.50%	1.75%
International Growth	1.60%	2.35%	2.35%	1.35%	1.60%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of April 30, 2005, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	April, 30,
	2006	2007	2008	Total
Global Science and Technology	$163,046	$409,727	$121,466	$694,239
International Growth	247,321	244,953	56,469	548,743

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Funds will pay their pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The International Growth Fund utilized the line of credit for one day during the six months ended April 30, 2005, at a balance of $520,000 and an interest rate of 2.54%.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 - CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares			Class B Shares
	Six Months Ended April 30, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Six Months Ended April 30, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004
Global Science and Technology (Number of Shares)
Shares sold	1,335,597	694,269	4,356,415	97,720	53,046	632,167
Shares redeemed	(1,916,152)	(1,095,485)	(4,125,639)	(647,669)	(398,189)	(986,581)
Net increase (decrease) in shares outstanding	(580,555)	(401,216)	230,776	(549,949)	(345,143)	(354,414)

Global Science and Technology ($)
Shares sold	$4,777,128	$2,321,268	$15,922,885	$334,442	$170,146	$2,228,357
Shares redeemed	(6,854,759)	(3,623,151)	(14,979,565)	(2,216,914)	(1,270,522)	(3,466,581)
Net increase (decrease)	$(2,077,631)	$(1,301,883)	$943,320	$(1,882,472)	$(1,100,376)	$(1,238,224)

	Class C Shares			Class I Shares
	Six Months Ended April 30, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004	Six Months Ended April 30, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004
Global Science and Technology (Number of Shares)
Shares sold	18,815	32,799	143,777	371,329	325,139	1,627,546
Shares redeemed	(187,585)	(192,590)	(364,160)	(424,778)	(376,964)	(724,146)
Net increase (decrease) in shares outstanding	(168,770)	(159,791)	(220,383)	(53,449)	(51,825)	903,400

Global Science and Technology ($)
Shares sold	$63,523	$104,802	$496,839	$1,337,161	$1,094,499	$5,932,893
Shares redeemed	(636,279)	(607,245)	(1,368,311)	(1,534,676)	(1,253,365)	(2,712,982)
Net increase (decrease)	$(572,756)	$(502,443)	$(871,472)	$(197,515)	$(158,866)	$3,219,911

	Class O Shares
	Six Months Ended April 30, 2005	Five Months Ended October 31, 2004	Year Ended May 31, 2004
Global Science and Technology (Number of Shares)
Shares sold	1,652,911	1,036,119	3,452,749
Shares redeemed	(1,313,948)	(817,057)	(904,301)
Net increase in shares outstanding	338,963	219,062	2,548,448

Global Science and Technology ($)
Shares sold	$5,876,760	$3,441,654	$12,841,940
Shares redeemed	(4,694,430)	(2,692,644)	(3,371,312)
Net increase	$1,182,330	$749,010	$9,470,628

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International Growth (Number of Shares)
Shares sold	352,765	1,390,676	81,181	131,925	22,761	55,816
Dividends reinvested	24,389	61,277	—	1,542	—	1,052
Shares redeemed	(887,019)	(2,676,545)	(25,260)	(79,414)	(31,700)	(65,443)
Net increase (decrease) in shares outstanding	(509,865)	(1,224,592)	55,921	54,053	(8,939)	(8,575)

International Growth ($)
Shares sold	$2,853,508	$9,752,562	$646,107	$912,702	$180,559	$383,146
Dividends reinvested	189,241	392,152	—	9,713	—	6,615
Shares redeemed	(7,136,559)	(18,791,879)	(196,584)	(558,006)	(249,813)	(453,143)
Net increase (decrease)	$(4,093,810)	$(8,647,165)	$449,523	$364,409	$(69,254)	$(63,382)

	Class I Shares		Class O Shares
	Six Months Ended April 30, 2005	Year Ended October 31, 2004	Six Months Ended April 30, 2005	Year Ended October 31, 2004
International Growth (Number of Shares)
Shares sold	187,537	1,321,948	1,824,971	2,032,417
Dividends reinvested	9,159	40,015	12,485	9,340
Shares redeemed	(146,413)	(3,437,353)	(682,367)	(849,567)
Net increase (decrease) in shares outstanding	50,283	(2,075,390)	1,155,089	1,192,190

International Growth ($)
Shares sold	$1,519,711	$9,757,517	$14,736,458	$14,392,988
Dividends reinvested	71,528	257,698	97,039	59,868
Shares redeemed	(1,196,675)	(24,298,222)	(5,505,269)	(5,972,662)
Net increase (decrease)	$394,564	$(14,283,007)	$9,328,228	$8,480,194

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2005, the market value of the securities on loan and the collateral was as follows:

	Value of Securities Loaned	Value of Collateral
Global Science and Technology	$9,642,302	$9,835,375
International Growth	1,067,956	1,099,265

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was $369,658 and $740,948 of ordinary income during the six months ended April 30, 2005 and the year ended October 31, 2004, respectively for the International Growth Fund. There were no distributions for the Global Science and Technology Fund.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2004:

	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Global Science and Technology	$—	$2,684,690	$(2,395,848)	2005
			(5,235,188)	2006
			(63,236,007)	2007
			(45,066,671)	2008
			(6,376,213)	2009
			(618,714)	2010
			(8,286,525)	2011
			(5,162,098)	2012
			$(136,377,264)*

International Growth	361,453	4,193,164	$(42,128,654)	2009
			(18,073,242)	2010
			$(60,201,896)

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those produc ts by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•                  ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 94.7%
		Bermuda: 0.6%
11,300	@	Marvell Technology Group Ltd.	$378,324
			378,324
		Cayman Islands: 1.3%
46,900	@	Seagate Technology	824,502
			824,502
		France: 1.5%
22,400	L	Sanofi-Aventis ADR	993,888
			993,888
		Germany: 1.7%
4,000		Merck KGaA	305,575
20,500		SAP AG ADR	808,315
			1,113,890
		Guernsey: 0.7%
16,500	@	Amdocs Ltd.	440,715
			440,715
		India: 0.5%
15,000	L	Satyam Computer Services Ltd. ADR	321,750
			321,750
		Indonesia: 0.5%
17,692		Telekomunikasi Indonesia Tbk PT ADR	318,810
			318,810
		Japan: 3.8%
39,200		Asahi Glass Co., Ltd.	434,002
30,000		Hitachi Construction Machinery Co., Ltd.	385,420
3,900		Hoya Corp.	406,938
55,000		Komatsu Ltd.	387,027
30,800		Sanken Electric Co., Ltd.	416,439
71,000		Shimadzu Corp.	430,391
			2,460,217
		Russia: 0.7%
14,400	L	Mobile Telesystems ADR	483,840
			483,840
		South Korea: 1.8%
2,600		Samsung Electronics Co., Ltd.	1,189,134
			1,189,134
		Switzerland: 2.7%
7,300		Alcon, Inc.	708,100
200		Novartis AG ADR	9,746
8,800		Roche Holding AG	1,068,975
			1,786,821
		Taiwan: 3.4%
140,000		HON HAI Precision Industry Co., Ltd.	664,848
508,000		Lite-On Technology Corp.	534,774
318,000		Quanta Computer, Inc.	530,429
59,306		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	510,625
			2,240,676
		United Kingdom: 1.3%
100,300		Meggitt PLC	$494,941
10,600		Shire Pharmaceuticals PLC ADR	329,448
			824,389
		United States: 74.2%
59,400	@,L	Abgenix, Inc.	414,018
17,700		Adobe Systems, Inc.	1,052,619
18,600		Adtran, Inc.	385,578
23,900	@	Agilent Technologies, Inc.	495,925
45,700	@,L	Alamosa Holdings, Inc.	593,643
13,000		American Power Conversion Corp.	315,380
8,200	@	Amgen, Inc.	477,322
21,500	@	Apple Computer, Inc.	775,290
56,350	@	Applied Materials, Inc.	837,925
42,200	@	aQuantive, Inc.	468,420
16,200	@	Ariad Pharmaceuticals, Inc.	99,468
56,958	@	Arqule, Inc.	299,030
15,000	@,L	Ask Jeeves, Inc.	407,850
2,900		Bausch & Lomb, Inc.	217,500
9,300		Biomet, Inc.	359,817
13,600	@	Broadcom Corp.	406,776
37,300	@,L	Cadence Design Systems, Inc.	522,200
9,100	@	Caremark Rx, Inc.	364,455
8,100	@	Chiron Corp.	276,615
37,752	@	Cisco Systems, Inc.	652,355
25,200	@,L	Citrix Systems, Inc.	567,000
12,200	@	Coherent, Inc.	391,376
23,600	L	Computer Associates Intl., Inc.	634,840
98,400	@	Compuware Corp.	585,480
40,500	@	Comverse Technology, Inc.	922,994
6,300		CR Bard, Inc.	448,371
18,100	@	Cytyc Corp.	385,711
26,100	@	Dell, Inc.	909,063
3,700		Dentsply Intl., Inc.	202,242
9,400	@	eBay, Inc.	298,262
19,000	@	Electronic Arts, Inc.	1,014,410
65,950	@	EMC Corp.	865,264
4,000	@	Express Scripts, Inc.	358,560
21,300	@,L	First Horizon Pharmaceutical Corp.	385,743
8,400	@	Formfactor, Inc.	191,856
24,600	@	Genentech, Inc.	1,745,123
11,000	L	Global Payments, Inc.	712,360
17,400		Goodrich Corp.	701,220
3,600	@,L	Google, Inc.	792,000
26,600		Harris Corp.	750,120
30,500		Hewlett-Packard Co.	624,335
9,144	@,L	ICOS Corp.	206,289
67,500	@	Informatica Corp.	521,775
45,371		Intel Corp.	1,067,126
4,045	@,L	Intermune, Inc.	43,686
12,500		International Business Machines Corp.	954,750
31,900		Intersil Corp.	556,974
7,700	@	Intuit, Inc.	310,310
78,800	@	iVillage, Inc.	516,140
31,300	@,L	Juniper Networks, Inc.	707,067
3,200	@	Kinetic Concepts, Inc.	196,640
16,300		KLA-Tencor Corp.	636,026
12,700	@,L	Lam Research Corp.	325,755
8,900	@	LifePoint Hospitals, Inc.	395,605
8,900		Linear Technology Corp.	318,086
11,000		Lockheed Martin Corp.	670,450

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL SCIENCE AND TECHNOLOGY FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		United States (continued)
9,000		Maxim Integrated Products, Inc.	$336,600
11,200	@	Medco Health Solutions, Inc.	570,865
35,200	@	MEMC Electronic Materials, Inc.	412,896
16,700	@	Micron Technology, Inc.	162,157
56,788		Microsoft Corp.	1,436,736
11,500	@	Millipore Corp.	554,530
45,200		Motorola, Inc.	693,368
34,900	L	National Semiconductor Corp.	665,892
22,000	@	NCR Corp.	726,000
17,800	@	Nextel Communications, Inc.	498,222
25,800	@,L	Novellus Systems, Inc.	604,494
18,600	@	Noven Pharmaceuticals, Inc.	309,318
15,300	@	Nvidia Corp.	335,682
127,800	@,L	OpenTV Corp.	278,604
70,792	@	Oracle Corp.	818,356
61,200	@,L	Powerwave Technologies, Inc.	441,864
14,000	@	Progress Software Corp.	373,520
17,400		QUALCOMM, Inc.	607,086
21,700		Raytheon Co.	816,137
27,800		Scientific-Atlanta, Inc.	850,124
31,500	@,L	Symantec Corp.	591,570
26,550		Texas Instruments, Inc.	662,688
10,100	@	Triad Hospitals, Inc.	517,625
46,400	@,L	TTM Technologies, Inc.	418,064
5,800		Unitedhealth Group, Inc.	548,158
48,700	@	US Unwired, Inc.	234,247
15,400	@,L	Varian Semiconductor Equipment Associates, Inc.	574,266
2,200	@	WellPoint, Inc.	281,050
14,900	@,L	WMS Industries, Inc.	378,460
28,950		Xilinx, Inc.	779,913
35,440	@	Yahoo!, Inc.	1,223,034
4,500	@	Zimmer Holdings, Inc.	366,390
			48,403,111
		Total Common Stock (Cost $57,911,274)	61,780,067

Principal Amount			Value
SHORT-TERM INVESTMENTS: 15.1%
	Securities Lending CollateralCC: 15.1%
$9,835,375	The Bank of New York Institutional Cash Reserves Fund		9,835,375

	Total Short-Term Investments (Cost $9,835,375)		9,835,375

	Total Investments In Securities (Cost $67,746,649)*	109.8%	$71,615,442

	Other Assets and Liabilities-Net	(9.8)	(6,391,731)
	Net Assets	100.0%	$65,223,711

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2005.
*	Cost for federal income tax purposes is $68,494,384. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,389,088
Gross Unrealized Depreciation	(2,268,030)
Net Unrealized Appreciation	$3,121,058

At April 30, 2005, the following foreign currency contracts were outstanding for the ING Global Science and Technology Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation
			USD
Japanese Yen
JPY 8,500,968	Buy	05/06/05	80,418	$81,070	$652
JPY 5,385,571	Buy	05/09/05	51,005	51,373	369
				$132,443	$1,021

Industry	Percentage of Net Assets
Aerospace/Defense	4.1%
Biotechnology	5.7
Building Materials	0.7
Computers	11.1
Electrical Component and Equipment	2.3
Electronics	3.0
Healthcare - Products	5.7
Healthcare - Services	2.7
Internet	6.6
Leisure Time	0.6
Machinery - Construction and Mining	1.2
Pharmaceuticals	7.8
Semiconductors	15.6
Software	14.5
Telecommunications	13.1
Securities Lending Collateral	15.1
Other Assets and Liabilities - Net	(9.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.9%
		Australia: 3.8%
52,300		BHP Billiton Ltd.	$661,579
57,100		QBE Insurance Group Ltd.	667,742
40,600		Suncorp-Metway Ltd.	626,675
52,400		TABCORP Holdings Ltd.	636,690
			2,592,686
		Austria: 0.9%
31,900		Telekom Austria AG	614,322
			614,322
		Belgium: 0.9%
12,500		UCB SA	609,474
			609,474
		Brazil: 0.5%
4,200		Banco Itau Holding Financeira SA ADR	359,310
			359,310
		Denmark: 1.1%
18,100		TDC A/S	775,430
			775,430
		Finland: 2.2%
30,343		Elisa Oyj	433,626
32,000		Fortum Oyj	486,224
20,284		TietoEnator Oyj	615,504
			1,535,354
		France: 10.0%
14,400		BNP Paribas	953,312
24,900		Credit Agricole SA	647,616
5,800		Lafarge SA	529,498
8,000		Peugeot SA	475,701
16,652		Sanofi-Aventis	1,479,338
6,400		Total SA	1,427,756
19,098		Veolia Environnement	723,764
22,622		Vivendi Universal SA	679,012
			6,915,997
		Germany: 7.2%
38,400		Deutsche Post AG	903,775
65,500		Deutsche Telekom AG	1,243,453
11,400		E.ON AG	970,062
8,500		Fresenius Medical Care AG	679,769
6,400		Merck KGaA	488,920
4,400		SAP AG	696,467
			4,982,446
		Greece: 2.6%
13,020		Alpha Bank AE	421,108
22,320		Coca-Cola Hellenic Bottling Co. SA	605,253
40,720		Hellenic Telecommunications Organization SA	763,283
			1,789,644
		Hong Kong: 2.4%
65,000		Cheung Kong Holdings Ltd.	614,401
168,000		Citic Pacific Ltd.	505,410
218,000		Hong Kong Exchanges and Clearing Ltd.	531,446
			1,651,257
		India: 1.0%
17,000	L	ICICI Bank Ltd. ADR	$307,360
16,500	#,L	Reliance Industries Ltd. GDR	407,055
			714,415
		Indonesia: 0.4%
13,900		Telekomunikasi Indonesia Tbk PT ADR	250,478
			250,478
		Ireland: 2.0%
39,900		Bank of Ireland	606,899
49,100		Depfa Bank PLC	758,247
			1,365,146
		Israel: 0.6%
13,200	L	Teva Pharmaceutical Industries Ltd. ADR	412,368
			412,368
		Italy: 4.2%
135,559		Banca Intesa S.p.A.	649,392
90,500		Enel S.p.A.	861,242
40,200		Mediaset S.p.A.	523,720
257,300		Telecom Italia S.p.A.	875,158
			2,909,512
		Japan: 20.7%
90,000		Bosch Automotive Systems Corp.	460,788
24,300		Chubu Electric Power Co., Inc.	581,947
18,500		Credit Saison Co., Ltd.	630,197
26,000		Dai Nippon Printing Co., Ltd.	416,476
106		East Japan Railway Co.	551,226
5,000		Hoya Corp.	521,715
184,000	L	Isuzu Motors Ltd.	472,201
14,100		Lawson, Inc.	546,411
39,300		Marui Co., Ltd.	502,351
59,000		Matsushita Electric Industrial Co., Ltd.	862,486
113		Mitsubishi Tokyo Financial Group, Inc.	976,072
73,000		Mitsui OSK Lines Ltd.	459,511
61,000		Mitsui Sumitomo Insurance Co., Ltd.	553,674
106		Nippon Paper Group, Inc.	455,036
141		Nippon Telegraph & Telephone Corp.	590,319
64,600		Nissan Motor Co., Ltd.	635,322
161,000		Oki Electric Industry Co., Ltd.	599,707
4,200		ORIX Corp.	569,817
61,000		Sumitomo Corp.	516,591
51,000		Sumitomo Electric Industries Ltd.	530,157
109,000		Sumitomo Trust & Banking Co., Ltd.	679,382
137,000		Taisei Corp.	478,813
19,500		Takeda Pharmaceutical Co., Ltd.	948,379
186,000		Toshiba Corp.	760,316
			14,298,894
		Luxembourg: 0.8%
26,300		Arcelor	534,927
			534,927

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Netherlands: 4.5%
48,548		Aegon NV	$610,588
42,100	@	ASML Holding NV	610,860
7,000		DSM NV	470,398
61,200	@	Koninklijke Ahold NV	464,600
37,200		Koninklijke Philips Electronics NV	925,760
			3,082,206
		Norway: 0.6%
5,460		Norsk Hydro ASA	436,071
			436,071
		Singapore: 0.7%
52,000		DBS Group Holdings Ltd.	455,182
			455,182
		South Korea: 0.4%
1,320		Samsung Electronics Co., Ltd. GDR	300,478
			300,478
		Spain: 2.4%
71,200		Banco Santander Central Hispano SA	831,974
33,800		Repsol YPF SA	859,899
			1,691,873
		Sweden: 1.8%
76,800		Nordea Bank AB	731,915
44,000		Swedish Match AB	520,037
			1,251,952
		Switzerland: 5.6%
13,280		Roche Holding AG	1,613,180
6,050		Swiss Reinsurance Co.	403,368
15,410		UBS AG	1,237,195
3,702	@	Zurich Financial Services AG	628,681
			3,882,424
		Taiwan: 0.4%
34,800		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	299,628
			299,628
		United Kingdom: 16.2%
23,800		Anglo American PLC	530,133
144,900		BAE Systems PLC	710,663
176,820		BP PLC	1,804,459
83,900	@	British Airways PLC	384,146
58,600		Diageo PLC	869,524
39,000		Enterprise Inns PLC	544,603
65,935		HBOS PLC	978,900
363,000		Legal & General Group PLC	726,880
174,300		Rentokil Initial PLC	522,896
44,473		Royal Bank of Scotland Group PLC	1,344,406
218,700		Shell Transport & Trading Co. PLC	1,967,015
83,300	@	Unilever PLC	793,386
			11,177,011
		Total Common Stock (Cost $60,035,412)	64,888,485

Principal Amount				Value
SHORT-TERM INVESTMENTS: 6.8%
		Repurchase Agreement: 5.2%
$3,628,000	S	Morgan Stanley Repurchase Agreement dated 04/29/05, 2.950%, due 05/02/05, $3,628,892 to be received upon repurchase (Collateralized by $3,665,000 Federal Home Loan Mortgage Corporation, 4.500%-5.050%, Market Value plus accrued interest $3,739,184 due 01/15/14-01/26/15.		$3,628,000

		Total Repurchase Agreement (Cost $3,628,000)		3,628,000

		Securities Lending CollateralCC: 1.6%

1,099,265		The Bank of New York Institutional Cash Reserves Fund		1,099,265
		Total Securities Lending Collateral (Cost $1,099,265)		1,099,265
		Total Short-Term Investments (Cost $4,727,265)		4,727,265

		Total Investments In Securities (Cost $64,762,677)*	100.7%	$69,615,750
		Other Assets and Liabilities-Net	(0.7)	(511,754)
		Net Assets	100.0%	$69,103,996

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A)
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for futures, when-issued or delayed delivery securities held at April 30, 2005.
L	Loaned security, a portion or all of the security is on loan at April 30, 2005.
*	Cost for federal income tax purposes is $64,852,612. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,302,467
Gross Unrealized Depreciation	(1,539,329)
Net Unrealized Appreciation	$4,763,138

Information concerning open futures contracts for the ING International Growth Fund at April 30, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
Euro Stoxx Future	31	$901,480	06/17/05	$(7,932)
FTSE 100 Index	4	191,760	06/17/05	(5,841)
Topix Index Future	5	56,150,000	06/09/05	(6,523)
				$(20,296)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL GROWTH FUND	AS OF APRIL 30, 2005 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	1.0%
Agriculture	0.8
Airlines	0.6
Auto Manufacturers	2.3
Auto Parts and Equipment	0.7
Banks	18.1
Beverages	2.1
Building Materials	0.8
Chemicals	1.3
Commercial Services	1.4
Computers	0.9
Distribution/Wholesale	0.8
Diversified Financial Services	2.5
Electric	4.2
Electrical Component and Equipment	2.3
Electronics	1.3
Engineering and Construction	0.7
Entertainment	0.9
Food	1.8
Forest Products and Paper	0.7
Healthcare - Products	0.8
Healthcare - Services	1.0
Holding Companies - Diversified	0.7
Home Furnishings	1.2
Insurance	5.2
Iron/Steel	0.8
Media	1.7
Mining	1.7
Oil and Gas	9.4
Pharmaceuticals	8.0
Real Estate	0.9
Retail	2.3
Semiconductors	1.3
Software	1.0
Telecommunications	8.9
Transportation	2.8
Water	1.0
Repurchase Agreement	5.2
Securities Lending Collateral	1.6
Other Assets and Liabilities - Net	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

In considering whether to approve the Investment Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered a number of factors they believed to be relevant in light of the legal advice furnished to them by their independent legal counsel and their own business judgment.

In connection with their deliberations, the Board considered information that had been provided by the Investment Adviser and each Sub-adviser throughout the year at regular Board meetings, as well as information furnished for a Board meeting held on December 15, 2004 to specifically consider the approval of each Fund’s current Investment Management Agreement and the Sub-Advisory Agreement (other than the Sub-Advisory Agreement for ING Global Science and Technology Fund having been previously approved by the Board for continuation through December 31, 2005). Prior to taking action with respect to each Fund’s Investment Management Agreement and Sub-Advisory Agreement, the Contract Committee of the Board (which is comprised entirely of independent Trustees) met with independent legal counsel on November 9 and 10, 2004 and again on December 13 and 14, 2004 to review and discuss the information provided by the Adviser and Sub-adviser. This information included the following: (1) summaries for each Fund that provide information about the performance, management fees and other expenses of the Fund and its respective peer group, as determined based upon a methodology approved by the Contract Committee (the “Selected Peer Group”), as well as information about the Fund’s investment portfolios, objectives and strategies; (2) responses to questions posed by independent legal counsel on behalf of the Independent Directors/Trustees; (3) copies of each form of Investment Management and Sub-Advisory Agreement; (4) copies of the Form ADV for the Investment Adviser and Sub-adviser to each Fund; (5) financial statements for the Investment Adviser and Sub-adviser to each Fund; (6) profitability analyses for the Investment Adviser and Sub-adviser with respect to each Fund and with respect to all Funds and other funds within the ING complex of mutual funds as a group; (7) an analysis of the compensation paid to investment personnel of each Sub-adviser on an absolute basis and in relation to others in the investment management industry; and (8) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by portfolio managers and other investment professionals of the Investment Adviser and each Sub-adviser.

The Board considered, among other things, the following factors in determining whether to approve each Agreement: (1) the actions of the Investment Adviser in response to recent regulatory developments, including the development of written policies and procedures reasonably designed to prevent violations of the federal securities laws; (2) the hiring of an individual to serve as the Chief Compliance Officer for the Funds; (3) the responsiveness of the Investment Adviser to inquiries from regulatory agencies such as the Securities and Exchange Commission; (4) the commitment of the Investment Adviser and each Sub-Adviser to reduce brokerage costs, portfolio turnover rates and research acquired through the use of soft dollars; (5) the financial strength of the Investment Adviser and each Sub-Adviser; (6) the Investment Adviser’s willingness to waive fees from time to time to limit the total expenses of a Fund; (7) the adequacy of the compensation paid to investment personnel of each Sub-adviser; (8) the actions taken by the Investment Adviser over time to reduce the operating expenses of the Funds, including fees and expenses for transfer agency, custody and audit services; (9) the Codes of Ethics for each of the Investment Adviser and Sub-advisers and related procedures for complying therewith; and (10) with respect to each Fund, the specific factors and conclusions identified below. The conclusions relating to comparative fees, expenses and performance set forth below for each Fund are for periods ended June 30, 2004.

Based upon these factors and conclusions, the Board determined that continuation of the Investment Management Agreement and Sub-Advisory Agreements is in the interest of each Fund and its shareholders and accordingly, the Board, including all of the Independent Directors, approved continuation of the Investment Management Agreement and Sub-Advisory Agreements for an additional one-year period.

ING Global Science and Technology Fund

In reaching its decision to engage BlackRock as the Fund’s Sub-Adviser, the Board, including all of the Independent Directors, compared the Fund’s performance when managed by the former sub-adviser, AIC, with the performance of a portfolio managed by BlackRock using investment strategies substantially similar to the investment strategies to be used in managing the assets of the Fund. The Board also considered the performance of a peer group of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other science and technology sector funds that are comparable to the Fund. In addition to these considerations, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the Investment Adviser’s view of the reputation of BlackRock; (2) the nature and quality of the services to be provided by BlackRock; (3) the addition of an exclusivity provision in the Sub-Advisory Agreement; (4) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (5) BlackRock’s track record in managing the risks and volatility inherent in the science and technology sectors; (6) the qualifications of the personnel, portfolio management capabilities and investment methodologies; (7) BlackRock’s operations, compliance program, policies with respect to trade allocation and brokerage practices and proxy voting policies and procedures; (8) BlackRock’s financial condition; (9) the costs for the services to be provided by BlackRock and the fact that these costs will be paid by the Investment Adviser and not directly by the Fund; (10) the consistency in investment style and portfolio turnover rates experienced over time by a portfolio managed by BlackRock using investment strategies substantially similar to the investment strategies to be used in managing the assets of the Fund; (11) the appropriateness of the selection of BlackRock and the employment of its investment strategy in light of the Fund’s investment objective and its current and prospective investor base; and (12) BlackRock’s Code of Ethics and related procedures for complying therewith. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the Fund.

During the course of its deliberations, the Board reached the following conclusions regarding BlackRock and the Sub-Advisory Agreement, among others: (1) BlackRock is qualified to manage the Fund’s assets in accordance with its investment objective and policies; (2) the new investment strategy is appropriate for pursuing the Fund’s investment objective and is consistent with the interests of current and prospective investors in the Fund; (3) the new investment strategy would not materially affect the current risk profile of the Fund; (4) BlackRock is likely to execute the new investment strategy consistently over time; (5) BlackRock has sufficient financial resources available to it to fulfill its commitments to the Fund under the Sub-Advisory Agreement; (6) BlackRock is likely to diversify the Fund’s portfolios in order to minimize volatility and risk; (7) The exclusivity provisions included in the Sub-Advisory Agreement with respect to the management of other mutual funds with similar investment objectives, policies and restrictions are likely to provide the Fund with the opportunity to realize asset growth during the exclusivity period; (8) BlackRock maintains appropriate compliance programs; (9) BlackRock is likely to manage the assets with a turnover rate that is relatively low for a science and technology fund; and (10) the compensation to be paid under the Sub-Advisory Agreement is fair in relation to the services to be provided by BlackRock.

In its deliberations regarding the approval of the current Investment Advisory Agreement for the Fund, as approved at the December 15, 2004 meeting, the Board noted that (1) the management fee for the Fund is higher than the median and average management fees of its Selected Peer Group; (2) the expense ratio for the Fund is less than the median and average expense ratios of its Selected Peer Group, (3) the Fund underperformed its primary and secondary benchmark indices and its Selected Peer Group median returns for all periods reviewed by the Board, and (4) the Investment Adviser and Sub-Adviser have taken action to improve the Fund’s performance, which included a change in January, 2004 of the individual portfolio manager responsible for the Fund and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

ING International Growth Fund

In its renewal deliberations for the Fund, the Board concluded that (1) the management fee of the Fund is less than the median and the average management fees of its Selected Peer Group, (2) the expense ratio for the Fund is less than the median and average expense ratios of its Selected Peer group, (3) the Fund outperformed its Selected Peer Group median returns for the most recent quarter, year-to-date, one-, and ten-year periods, but underperformed its benchmark index for all periods reviewed by the Board, (4) the Investment Adviser and Sub-adviser have taken action to improve the Fund’s performance, and (5) it would be appropriate to allow a reasonable period of time to evaluate the effectiveness of these actions.

The Investment Management Agreement may be terminated without penalty with not less than 60 days’ notice by the Board or by a vote of the holders of a majority of a Fund’s outstanding shares voting as a single class, or upon not less than 60 days’ notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund
ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund
ING Government Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

PRSAR-AINTLABCIO	(0405-062905)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2005

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 6, 2005